UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 18, 2010

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2010, The Gap, Inc. (the “Company”) held its annual meeting of shareholders in San Francisco, California (“Annual Meeting”). As of March 22, 2010, the Company’s record date, there were a total of 667,420,104 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 594,580,939 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The shareholders of the Company voted on the following items at the Annual Meeting:

1.	Election of the Directors nominated by the Board of Directors.

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s registered public accounting firm for the fiscal year ending January 29, 2011.

3.	Approval of the Amendment and Restatement of The Gap, Inc. Executive Management Incentive Compensation Award Plan.

Votes regarding the election of the director nominees were as follows:

Nominee	For	Withhold	Broker Non-Votes
Adrian D.P. Bellamy	552,701,893	11,509,786	30,369,260
Domenico De Sole	559,959,939	4,251,740	30,369,260
Robert J. Fisher	555,841,001	8,370,678	30,369,260
William S. Fisher	556,840,774	7,370,905	30,369,260
Bob L. Martin	559,094,140	5,117,539	30,369,260
Jorge P. Montoya	560,146,558	4,065,121	30,369,260
Glenn K. Murphy	553,707,773	10,503,906	30,369,260
James M. Schneider	560,148,765	4,062,914	30,369,260
Mayo A. Shattuck III	553,081,644	11,130,035	30,369,260
Kneeland C. Youngblood	560,189,751	4,021,928	30,369,260

Based on the votes set forth above, the director nominees were duly elected.

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2011 received the following votes:

	For	Against	Abstain	Broker Non-Votes
Deloitte & Touche LLP	589,076,252	5,351,267	153,420	0

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2011 was duly ratified.

The proposal to approve the Amendment and Restatement of The Gap, Inc. Executive Management Incentive Compensation Award Plan received the following votes:

	For	Against	Abstain	Broker Non-Votes
The Gap, Inc. Executive Management Incentive Compensation Award Plan	575,952,763	18,259,841	368,335	0

Based on the votes set forth above, the Amendment and Restatement of The Gap, Inc. Executive Management Incentive Compensation Award Plan was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: May 20, 2010	By:	/s/ Michelle Banks
Michelle Banks
Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer